SCHEDULE 14A INFORMATION
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the Securities Exchange Act of 1934

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DHB INDUSTRIES, INC.
(Name of Registrant as Specified in its Charter)

DHB Industries, Inc.
555 Westbury Avenue
Carle Place, New York 11514

June 26, 2002

To Our Stockholders:

      You are cordially invited to attend the 2002 Annual Meeting of Stockholders of DHB Industries, Inc. (the "Annual Meeting") to be held at our corporate headquarters located at 555 Westbury Avenue, Carle Place, New York 11514 on Friday, July 19, 2002 at 10:00 a.m. Your Board of Directors looks forward to greeting personally those stockholders able to be present.

      At the Annual Meeting, you will be asked to elect five directors and to ratify the appointment of Grant Thornton LLP as the Company's independent auditors for its 2002 fiscal year. These matters are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. A proxy, as well as a copy of the Company's 2001 Annual Report on Form 10-K, is included along with the Proxy Statement. These materials are being sent to stockholders on or about June 28, 2002.

      It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you may own, and whether or not you plan to attend. Accordingly, please take a moment now to complete, sign, date and mail the enclosed proxy.

      We appreciate your cooperation, and look forward to seeing you at the 2002 Annual Meeting.

Sincerely, David H. Brooks Chairman and Chief Executive Officer

DHB INDUSTRIES, INC.
555 WESTBURY AVENUE
CARLE PLACE, NEW YORK 11514

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY given that the 2002 Annual Meeting of Stockholders of DHB Industries, Inc. (the "Company") will be held on Friday, July 19, 2002 at 10:00 a.m. at our corporate headquarters located at 555 Westbury Avenue, Carle Place, New York 11514. The meeting is being called for the following purposes:

      1.      To elect five directors to hold office during the year following the Annual Meeting or until their successors are elected and qualified.

      2.      To ratify the appointment of Grant Thornton LLP as independent auditors for the Company for 2002.

      3.      To transact such other business as may properly come before the meeting.

      The foregoing items are more fully described in the Proxy Statement accompanying this Notice along with the form of proxy.

      Only stockholders of record at the close of business on June 17, 2002 are entitled to notice of and to vote at the meeting and any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS	/s/ Dawn M. Schlegel DAWN M. SCHLEGEL SECRETARY

Carle Place , New York
June 26, 2002

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT HAS BEEN VOTED.

DHB INDUSTRIES, INC.
555 WESTBURY AVENUE
CARLE PLACE, NEW YORK 11514

PROXY STATEMENT

June 25, 2002

This Proxy Statement is first being sent to stockholders on or about June 28, 2002 in connection with the solicitation by the Board of Directors of DHB Industries, Inc., a Delaware corporation (the "Company"), of proxies to be used at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held on July 19, 2002 at our corporate headquarters located at 555 Westbury Avenue, Carle Place, New York 11514.

The Annual Meeting has been called for the purposes of (1) electing five directors; (2) ratifying the appointment of Grant Thornton LLP as auditors of the Company for 2002; and (3) transacting such other business as may properly come before the Annual Meeting.

The person named in the enclosed proxy has been selected by the Board of Directors and will vote shares of Common Stock represented by valid Board of Directors' proxies. She has indicated that, unless otherwise indicated in the enclosed proxy, she intends to vote for the election of the nominees listed below and in favor of Proposal 2 above.

Any stockholder signing and returning the enclosed form of proxy has the power to revoke it by giving written notice to the Secretary of the Annual Meeting or by the delivery of a later dated proxy. Presence at the Annual Meeting does not itself revoke the proxy. Proxies properly executed, duly returned to the Company and not revoked, will be voted at the Annual Meeting in accordance with the directions specified in the proxy. If no directions are given, the proxy will be voted "FOR" the election of the five director nominees and "FOR" Proposal 2.

The Company has no knowledge of any other matters to be presented at the Annual Meeting, except the reports of officers on which no action is proposed to be taken. In the event that other matters do properly come before the Annual Meeting, the person named in the proxy will vote in accordance with her judgment on such matters.

The close of business on June 17, 2002 has been fixed as the record date (the "Record Date") for the determination of holders of record of the shares of Common Stock entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were issued and outstanding 39,630,420 shares of Common Stock. Each share has one vote. A quorum consisting of a simple majority of all shares outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, is required for the purpose of considering all of the matters to come before the Annual Meeting. A quorum being present, directors are elected by a plurality of shares voted and the ratification of the appointment of independent auditors requires the affirmative vote of a simple majority of the votes cast.

At the Annual Meeting, broker "non-votes" and shares as to which a stockholder abstains or withholds a vote are included for purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast. However, broker non-votes, withheld votes and abstentions have the same effect as a vote against the proposal to ratify the appointment of the Company's independent auditors.

Proxies in the enclosed form are being solicited by the Company, and the expenses of soliciting such proxies will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph, facsimile or in person. The Company does not currently expect that it will retain a proxy solicitation firm. Following the original mailing of the proxies and other soliciting materials, the Company will request brokers, custodians, nominees and other record holders of the Company's Common Stock to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. Solicitation will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. No solicitation will be made by specifically engaged employees or soliciting agents.

PROPOSAL 1

ELECTION OF DIRECTORS

Five directors will be elected at the Annual Meeting to serve for terms of one year expiring on the date of the Annual Meeting in 2003. Each director of the Company is elected annually and holds office until the next annual meeting of stockholders and until his or her successor is duly elected. In the absence of instructions to the contrary, the shares represented by proxy will be voted for the election of the Board of Directors' nominees. Such nominees are listed below. All five nominees are currently directors of the Company.

Each individual nominated for election as a director of the Company has agreed to serve if elected. However, if any nominee becomes unable or unwilling to serve if elected, the persons named in the accompanying proxy intend to vote for the election of the balance of the named nominees and such other person as may be recommended by the Board of Directors. The Board of Directors has no reason to believe that any of the persons listed as nominees will be unable or unwilling to serve.

The Board of Directors recommends that each stockholder vote "FOR" the Board of Directors' nominees.

Information Concerning Nominees

The following is information concerning nominees for election as directors of the Company. Each of such persons is presently a director of the Company.

Name of Nominee	Age	Principal Occupation	Director Since

David H. Brooks	47	Chairman and Chief Executive Officer of the Company	1992

Dawn M. Schlegel	33	Chief Financial Officer of the Company	2000

Morton A. Cohen	66	Chairman, President & CEO of Clarion Capital Corp.	1996

Jerome Krantz	47	President of Krantz Financial Group	2000

Gary Nadelman	50	President of Synari, Inc.	2001

      David H. Brooks, age 47, has served as the Chairman or Co-Chairman of the Company since its inception in 1992. Mr. Brooks has served as the Chief Executive Officer of the Company since July 2000, having previously served in that capacity prior to September 1998. Mr. Brooks also serves as Chairman of the Board, President and a Director of Brooks Industries of L.I., Inc., a privately held venture capital firm.

      Dawn M. Schlegel, age 33, has been the Chief Financial Officer of the Company since September 1999. Ms. Schlegel has also served as Treasurer and Secretary of the Company since September 1999, and was elected a Director as of July 2000. Ms. Schlegel has functioned in various positions within the Company's operations and finances since 1996. Prior to joining the Company, Mrs. Schlegel was a Senior Accountant with Israeloff, Trattner &Co. CPAs, P.C., a certified public accounting firm, for more than five years.

      Morton A. Cohen, age 66, has been a director of the Company since 1996. Mr. Cohen has been Chairman, President and Chief Executive Officer of Clarion Capital Corp., a private, small business investment company, for more than five years. He is also a director of Cohesant Technologies Inc. and Zemex Corporation. Mr. Cohen currently serves on the Audit and Compensation Committees of the Board of Directors.

      Jerome Krantz, age 47, has been a director of the Company since July 2000. Mr. Krantz is the President of Krantz Financial Group and has over twenty years experience in the insurance and financial industry. Mr. Krantz is a chartered life underwriter, a chartered financial consultant and a registered investment advisor. Mr. Krantz currently serves as Chairman of the Audit and Compensation Committees of the Board of Directors.

      Gary Nadelman, age 50, has been a director of the Company since July 2001. Mr. Nadelman is a private investor and has been the President of Synari, Inc., a manufacturer of women's sportswear and other apparel, for more than five years. Mr. Nadelman has over twenty years experience in the apparel industry. Mr. Nadelman currently serves on the Audit and Compensation Committees of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DAVID H. BROOKS, DAWN M. SCHLEGEL, MORTON A. COHEN, JEROME KRANTZ AND GARY NADELMAN AS DIRECTORS.

Board and Committee Meetings

The Company's directors serve for a term of one year following their election at the Annual Meeting of Stockholders, and until their successors have been duly elected and qualified. The officers serve at the discretion of the Board of Directors. There were six telephonic meetings of the Board of Directors in 2001 and each of the Directors attended all of the meetings held. Messrs. Cohen, Krantz and Nadelman currently serve on the Audit Committee and on the Compensation Committee. The Company has no standing nominating committee. The Company's directors discharge their responsibilities throughout the year by personal meetings and other communications, including frequent and considerable telephone contact with each other regarding matters of interest and concern to the Company. Formal action is customarily accomplished by the unanimous written consent of the directors.

During 2001, directors who were not officers or employees of the Company did not receive any cash compensation for serving as such, but were reimbursed for their direct expenses incurred in connection with the discharge of their responsibilities. The Company has periodically granted stock options to all directors for their services and in May 2001, each of the directors received warrants for 25,000 shares with an exercise price of $2.00 per share.

EXECUTIVE COMPENSATION

Executive Officers

      Set forth below is certain information regarding the Company's current executive officers:

      David H. Brooks, age 47, has served as the Chairman or Co-Chairman of the Company since its inception in 1992. Mr. Brooks has served as the Chief Executive Officer of the Company since July 2000, having previously served in that capacity prior to September 1998. Mr. Brooks also serves as Chairman of the Board, President and a Director of Brooks Industries of L.I., Inc., a privately held venture capital firm.

      Dawn M. Schlegel, age 33, has been the Chief Financial Officer of the Company since September 1999. Ms. Schlegel has also served as Treasurer and Secretary of the Company since September 1999, and was elected a Director as of July 2000. Ms. Schlegel has functioned in various positions within the Company's operations and finances since 1996. Prior to joining the Company, Mrs. Schlegel worked for Israeloff, Trattner &Co. CPAs, P.C., a certified public accounting firm, for more than five years.

      Sandra Hatfield, age 48, has been Chief Operating Officer of the Company since December 2000. From October 1996 until December 2000, she served as President of Point Blank Body Armor Inc., a subsidiary of the Company. For more than five years prior thereto she was the Vice President of Production at Protective Apparel Corporation of America.

Summary Compensation

The following table sets forth certain summary information regarding the compensation earned or paid to the Company's Chief Executive Officer and to all other executive officers whose total salary and bonus for the year ended December 31, 2001 exceeded $100,000 (collectively, the "Named Executive Officers") for their services to the Company and its subsidiaries during fiscal 1999, 2000 and 2001:

Summary Compensation Table

						Long Term Compensation

		Annual Compensation			Awards		Payouts

								All
				Other	Restricted	Securities		Other
				Annual	Stock	Underlying	LTIP	Compen-
Name and				Compen-	Award(s)	Options/	Payouts	sation
Principal Postion	Year	Salary($)	Bonus($)	sation(1)	($)	SARs(#)	($)	($)

David H. Brooks,	2001	$525,000	0	0	0	25,000
Chairman and	2000	413,542	0	0	0	3,750,000
Chief Executive	1999	143,750	0	0	0	25,000
Officer

Sandra Hatfield,	2001	$163,497	0	0	0	0
Chief Operating	2000	152,098	0	0	0	400,000
Officer	1999	149,196	0	0	0	0

Dawn M. Schlegel,	2001	$103,718	0	0	0	125,000
Chief Financial	2000	$100,000	0	0	0	0
Officer	1999	$65,000	0	0	0	5,000

---------------------------------------------------------------------------------------------------------------------

(1)	Although certain officers receive certain benefits, such as auto allowances and expense allowances, the value of such perquisites did not exceed the lesser of $50,000 or 10% of the respective officer's annual salary and bonus.

Employment Agreements

In July 2000, Mr. Brooks and the Company entered into a new five-year employment agreement. Pursuant to the agreement, Mr. Brooks received an annual salary of $500,000 through July 2001, with annual increases of $50,000 thereafter. The terms of Mr. Brooks' contract provided for the issuance by the Company to him of 3,750,000 warrants to purchase shares of Common Stock exercisable at $1.00 per share and vesting 20% in July 2000 and in 20% annual increments thereafter. The warrants expire in July 2010.

1995 Stock Option Plan

In 1995, the Company adopted the DHB Industries, Inc. 1995 Stock Option Plan (the "Option Plan") in order to advance the interests of the Company by encouraging and enabling the acquisition of a larger personal proprietary interest in the Company by key employees and directors of, and consultants to, the Company and its subsidiaries upon whose judgment and keen interest the Company is largely dependent for the successful conduct of its operations. The Option Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options not meeting the requirements of Section 422 of the Code.

The Option Plan, which is administered by the Compensation Committee of the Board of Directors (currently comprised of Morton A. Cohen, Jerome Krantz and Gary Nadelman), authorizes the granting of options to purchase up to a maximum of 15,000,000 shares of Common Stock. Incentive stock options generally may be granted at an exercise price of not less than the fair market value of shares of Common Stock on the date of the grant, and non-qualified stock options may be granted at an exercise price determined by the Compensation Committee. If any award under the Option Plan terminates, expires unexercised, or is canceled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. As of the Record Date, the Company had outstanding options to purchase an aggregate of 4,731,000 shares of Common Stock under the Option Plan, of which 2,131,000 are currently exercisable.

Option/SAR Grants

The following warrant grants were made by the Company to the named Executive Officers in the fiscal year ended December 31, 2001 and the potential realizable values of such options at the end of their terms, assuming certain levels of stock price appreciation:

Option/SAR Grants in Fiscal 2001

	Individual Grants

	Number of	% of Total			Potential Realized Value at
	Securities	Options/SARs			Assumed Annual Rates of Stock
	underlying	Granted to	Exercise or		Price Appreciation for Option
	options/SAR's1	Employees in	Base Price	Expiration	Term[2]:
Name	Granted	Fiscal Year	($/Share)	Date	5%	10%

David Brooks	25,000	5%	$2.00	5/31/06	$132,500	$169,500

Sandra Hatfield	0	N/A	N/A	N/A	N/A	N/A

Dawn Schlegel	25,000	5%	$2.00	5/31/06	$132,500	$169,500
	100,000	20%	$2.00	12/31/06	529,000	678,000

1   -   The company has no SAR's

2   -   These amounts assume hypothetical appreciation rates of 5% and 10% over the term of the option, as required by the SEC, and are not intended to forecast the appreciation of the stock price. No gain to the Named Executive Officers will occur unless the price of DHB's common shares exceeds the option's exercise price.

Aggregated Warrant Option / Warrant Values

      The following table sets forth information regarding the exercise of stock options during 2001 and the number and value of unexercised warrants/options held by each of the Named Executive Officers at December 31, 2001. The table does not include warrants provided to Mr. Brooks in capacities other than as a director or officer of the Company.

Aggregated Option/SAR Exercises in Fiscal 2001 and
Fiscal Year End Option/SAR Values

			Number		Value of
			Securities Underlying		Unexercised
			Unexercised		In-the-Money
			Options/SARs at		Options/SARs at
			Fiscal Year End		Fiscal Year End(1)

Shares
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

David H. Brooks	-0-	N/A	5,300,000	2,250,000	$21,167,500	$11,137,500

Dawn Schlegel	-0-	N/A	130,000	-0-	513,500

Sandra Hatfield	-0-	N/A	100,000	300,000	395,000	1,185

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

Messrs. Cohen, Krantz and Nadelman served as members of the Compensation Committee during the 2001 fiscal year. None of Messrs. Cohen, Krantz or Nadelman (i) was an officer or employee of the Company or any of its subsidiaries during the 2001fiscal year, (ii) was formerly an officer of the Company or any of its subsidiaries; or (iii) had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K (Certain Relationships and Related Transactions) promulgated under the Securities Exchange Act of 1934.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

NOTE: THE FOLLOWING SECTION OF THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NOTWITHSTANDING ANY INCORPORATION BY REFERENCE OF ANY OTHER PORTIONS OF THIS PROXY STATEMENT.

The compensation of the Company's executive officers is generally determined by either the Board of Directors or the Compensation Committee of the Board of Directors, subject to approval by the Board of Directors, and subject to applicable employment agreements. See "Executive Compensation." Each member of the Compensation Committee is a director who is not an employee of the Company or any of its affiliates.

General Policies

The Company's compensation programs are intended to enable the Company to attract, motivate, reward and retain the management talent required to achieve its corporate objectives, and thereby increase shareholder value. It is the Company's policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the Company's businesses. To attain these objectives, the Company's executive compensation program includes a competitive base salary and stock-based compensation.

Stock options are granted to employees, including the Company's executive officers, by the Compensation Committee under the Company's 1995 Stock Option Plan. The Compensation Committee believes that stock options provide an incentive that focuses the executive's attention on managing the Company from the perspective of an owner with an equity stake in the business. Incentive stock options are awarded with an exercise price equal to the market value of Common Stock on the date of grant, and all options have a maximum term of ten years and generally become exercisable not less than six months from the date of grant. Among the Company's executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

Relationship of Compensation to Performance

The Compensation Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries that will be paid to the Company's executive officers during the coming year. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by the Company, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

For fiscal 2001, pursuant to the terms of Mr. Brooks' employment agreement with the Company, Mr. Brooks received warrants to purchase 25,000 shares of Common Stock at $2 per share. Sandra Hatfield and Dawn Schlegel received base salaries of $163,497 and $103,718, respectively. Ms. Schlegel also received warrants to purchase 125,000 shares of Common Stock at $2 per share. The Compensation Committee determined that these amounts were appropriate given the Company's financial performance, the substantial contribution made by each of the Named Executive Officers to such performance and the compensation levels of executives of companies competitive with the Company.

Compensation of Chief Executive Officer

For Fiscal 2001, pursuant to the terms of his employment agreement with the Company, David H. Brooks received a base salary of $525,000. See "Executive Compensation - Employment Agreements". In light of this employment agreement, the Compensation Committee was not required to make any decision regarding the cash compensation of Mr. Brooks. Mr. Brooks also received warrants to purchase 25,000 shares of Common Stock at $2 per share (as did each of the other three then current directors of the Company).

Compensation Committee Jerome Krantz Morton A. Cohen Gary Nadelman

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

General

As of the date of this Proxy Statement, the Company's authorized capital stock consists of Common Stock, and Preferred Stock, par value $.001 per share (the "Preferred Stock"). On the Record Date, there were 39,630,420 shares of Common Stock outstanding, of which no shares were held in treasury, and 500,000 shares of Preferred Stock outstanding. The holders of Common Stock are entitled to elect all members of the Board. As of the Record Date, there were 135 record holders of Common Stock (reflecting approximately 3,780 beneficial owners), and one record holder of Preferred Stock.

The following table summarizes information regarding stock warrants outstanding as of June 25, 2002.

	Number of	Weighted	Number of
Exercise Price	Warrants	Average	Shares
Range	Outstanding	Exercise Price	Exercisable

0 to $1.00	3,750,000	$1.00	1,500,000

$1.01 to $1.50	133,000	$1.45	133,000

$1.51 to $2.00	563,000	$2.00	243,000

$2.01 to $2.50	145,000	$2.50	115,000

$2.51 to $3.00	12,857	$3.00	12,857

$3.01 to above	560,000	$5.48	422,500

Beneficial Ownership

The following table sets forth the beneficial ownership of the Company's Common Stock as of June 17, 2002, for (i) each person known by the Company to beneficially own more than five percent of the shares of outstanding Common Stock, (ii) each of the executive officers listed in the Summary Compensation Table in "Executive Compensation" and (iii) all of the Company's executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and the persons named as the owners hold investment and voting power. The inclusion of any shares for any stockholder in the table below shall not be deemed an admission that such stockholder is, for any purpose, the beneficial owner of such shares. An asterisk denotes beneficial ownership of less than 1% of the class of securities indicated.

Number of Shares
Name	Beneficially Owned[2]	Percent Owned[1]

David Brooks[3]	19,669,350[3]	48%

Martin Cohen	1,757,675[4]	3%

Jerome Krantz	90,350[5]	*

Sandra Hatfield	125,000[6]	*

Dawn Schlegel	155,500[7]	*

Gary Nadelman	169,000[8]	*

All officers and directors as a group (6 people)	21,967,115[9]	53%[9]

1.	Based upon 39,630,420 shares outstanding as of June 17 2002. In calculating the percentage owned by any individual, officer, or director, the number of currently exercisable warrants and options have been included in calculation of percentage owned.
2.	Includes currently exercisable options or warrants are those, which are exercisable within 60 days after the date of this form 10-K.
3.	Consists of 10,037,058 common shares owned and 500,000 shares issuable upon conversion of preferred stock owned by Mr. Brooks, 3,057,292 owned by his wife, and 4,500,000 owned by his wife as custodian for his minor children as well as 1,575,000 Mr. Brooks may acquire under currently exercisable warrants at prices between at $1.00 and $7.11 per. As the only person with more than 5% ownership of the Company, Mr. Brooks address is 555 Westbury Avenue, Carle Place NY 11514.
4.	Includes 1,051,915 shares owned by various equity funds managed by Mr. Cohen and 125,000 shares purchasable upon exercise of outstanding warrants at prices ranging from $2.00 to $7.11.
5.	Includes 50,000 shares that may be acquired upon exercise of currently exercisable warrants at prices between $2.00 and $7.11.
6.	Includes 155,000 shares that may be acquired under currently exercisable warrants at prices between $2.00 and $7.11.
7.	Consists of 125,000 shares that may be acquired under currently exercisable warrants at prices between $2.00 and $7.11. Of the total number of shares reported as beneficially owned, Ms. Schlegel shares investment power with respect to 500 shares.
8.	Includes 50,000 shares that may be acquired upon exercise of currently exercisable warrants at prices between $2.00 and $7.11.
9.	Includes 2,080,000 shares that may be acquired upon exercise of currently exercisable warrants held by directors and officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and with the American Stock Exchange, initial reports of ownership and reports of changes of ownership of Common Stock and other equity securities of the Company, executive officers, directors and greater than ten-percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to its executive officers, directors and greater-than-ten-percent beneficial owners were complied with, except for a late-filed Form 3 for Mr. Nadelman and Ms. Hatfield and late filings with respect to the warrant grants to Mr. Brooks, Mr. Krantz, Ms. Hatfield and Ms. Schlegel.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has funded certain of its acquisitions and operations through the use of term loans from Mr. David H. Brooks, Chairman of the Board of the Company, and Mrs. Terry Brooks, his wife. The balance of the shareholder loans at June 17, 2002 is $7,000,000. These shareholder loans mature in November 2004 and bear interest at 12% per annum.

Point Blank leases a 67,000 square foot office and manufacturing facility (the "Oakland Park Facility") located at 4031 N.E. 12th Terrace, Oakland Park, Florida 33334, from V.A.E. Enterprises, a partnership controlled by Mrs. Brooks, and beneficially owned by Mr. and Mrs. Brooks' minor children. The lease for the Oakland Park Facility provides for aggregate base rent $607,353 in 2001 and expires on December 31, 2010. Management believes that the terms of the lease are at the current market price that would be obtained from an unrelated party.

AUDIT COMMITTEE REPORT

NOTE: THE FOLLOWING SECTION OF THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NOTWITHSTANDING ANY INCORPORATION BY REFERENCE OF ANY OTHER PORTIONS OF THIS PROXY STATEMENT.

Effective January 31, 2000, the Securities and Exchange Commission adopted new rules and amendments to current rules relating to the disclosure of information about companies' audit committees. The new rules require that, for all votes of shareholders occurring after December 15, 2000, the proxy statement must contain a report of the audit committee addressing several issues identified in the rules. In addition, the SEC recommends that audit committees adopt written charters. Our Audit Committee has adopted a charter, a copy of which is included in this proxy statement as Appendix A.

In 2001, our Audit Committee was comprised of three directors, Morton A. Cohen, Jerome Krantz and Gary Nadelman, who are not officers of the Company. They are all considered "independent" under Section 121(A) of the listing standards of the American Stock Exchange.

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. The primary duties and responsibilities of the Audit Committee include: (i) monitoring the integrity of the Company's financial reporting process and systems of internal controls, (ii) monitoring the independence and performance of the Company's independent auditors (which in 2001 was Paritz & Company P.A. and which in 2002 is Grant Thornton LLP subject to stockholder ratification), and internal auditing department and (iii) providing an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

In this context, during 2001 the Audit Committee met seven times telephonically and held discussions with management and the Company's independent auditors. The Audit Committee's Chairman, as representative of the Audit Committee, also discussed the Company's interim financial information contained in each quarterly earnings announcement with the Company's Chief Financial Officer or Controller and the Company's independent auditors prior to public release.

The Audit Committee has reviewed and discussed the Company's 2001 audited financial statements with management and discussed with Paritz & Company P.A. ("Paritz") the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), which includes, among other items, matters related to the conduct of the audit of the Company's annual consolidated financial statements. In addition, the Audit Committee has discussed with Paritz their independence from the Company and its management, including the matters in the written disclosures and letter required by the Independence Standards Board Standard No. 1 and provided to the Audit Committee by Paritz (Independence Discussions with Audit Committees) and the written confirmations from Company management with respect to non-audit services provided by Paritz. The Audit Committee has considered whether the provision of non-audit services by Paritz is compatible with maintaining the auditor's independence and has discussed with Grant Thornton their independence as auditors.

On May 29, 2002, the Company dismissed Paritz as the Company's independent accountant, effective immediately. This decision was approved by the Audit Committee and by the Board of Directors. On May 29, 2002, the Company engaged Grant Thornton LLP ("Grant Thornton") as its new independent accountant and auditor. This decision was approved by the Audit Committee and by the Board of Directors.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for 2001 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the SEC. The Audit Committee and the Board of Directors also have recommended, subject to stockholder approval, the selection of Grant Thornton as the Company's independent auditors for the fiscal year ending December 31, 2002.

The members of the Audit Committee met independently with each of management of the Company and the independent auditors. Based on such discussions, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 as filed with the Securities and Exchange Commission.

AUDIT COMMITTEE Morton A. Cohen Jerome Krantz Gary Nadelman

PERFORMANCE GRAPH

NOTE: THE FOLLOWING SECTION OF THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NOTWITHSTANDING ANY INCORPORATION BY REFERENCE OF ANY OTHER PORTIONS OF THIS PROXY STATEMENT.

The following indexed graph indicates the Company's total return to its stockholders since September 4, 1998 (the day the Company's stock began trading on NASDAQ) as compared to the total return for the AMEX Market Index (the Common Stock currently trades on the American Stock Exchange) and the Security Protection Services Group Index (the "Peer Group"). The Common Stock traded on NASDAQ until December 21, 1999, at which point it traded on the OTC Bulletin Board and the Boston Stock Exchange, where it traded until February 1, 2002 when it began trading on the American Stock Exchange. The performance graph below was prepared by Media General Financial Service.

[GRAPHIC OMITTED]

Company/Index/Market	9/4/98	12/31/98	12/31/99	12/31/00	12/31/01
DHB Industries, Inc.	100.00	110.81	15.54	37.84	128.65
Protection/Security Services	100.00	119.04	95.81	85.57	132.68
AMEX Market Index	100.00	120.47	150.19	148.35	141.51

The above graph assumes $100 invested on September 4, 1998 (the day the Company's Common Stock began trading on NASDAQ) in the Company's Common Stock, the AMEX Market Index (the Common Stock began trading on the American Stock Exchange on February 1, 2002) and the Peer Group. It assumes reinvestment of dividends.

PROPOSAL 2

APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Grant Thornton LLP ("Grant Thornton") as the Company's auditors for the year ending December 31, 2002. The Board of Directors requests the ratification of the appointment of Grant Thornton by the stockholders at the Annual Meeting.

On May 29, 2002, the Company dismissed its independent accountants, Paritz & Company P.A. ("Paritz"), effective immediately. This decision was approved by the Audit Committee and by the Board of Directors. On May 29, 2002, the Company engaged Grant Thornton as its new independent accountants and auditors. This decision was also approved by the Audit Committee and by the Board of Directors.

The reports of Paritz on the Company's consolidated financial statements as of December 31, 2001 and 2000 and for each of the years then ended did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's fiscal years ended December 31, 2001 and 2000 and subsequent interim periods to May 29, 2002, there were no disagreements between the Company and Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

On June 4, 2002, the Company filed a Current Report or Form 8-K with the Securities and Exchange Commission reporting the dismissal of Paritz as its independent accountants and the Company's engagement of Grant Thornton as its new independent accountants. In connection with its filing of the Form 8-K, the Company requested Paritz to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements regarding its dismissal made by the Company in the Form 8-K. Paritz provided that letter to the Company, a copy of which was filed as an Exhibit to the Form 8-K.

      Audit Fees.   The aggregate fees billed for professional services rendered by Paritz for the audit of the Company's financial statements ("Audit Services") during the year ended December 31, 2001 were $37,000. There were no audit or non-audit services rendered by Grant Thornton to the Company prior to May 29, 2002.

      Financial Information Systems Design and Implementation Fees.   Paritz did not render any professional services described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (17 C.F.R. 210.2-01), or any other professional services, other than the Audit Services, for the Company during the year ended December 31, 2001. The Audit Committee determined that the absence of any such services was compatible with maintaining the independence of Paritz. There were no audit or non-audit services rendered by Grant Thornton to the Company prior to May 29, 2002.

      All Other Fees.   The aggregate fees billed by Paritz for services rendered to the Company, other than the services described above under "Audit Fees", for the fiscal year ended December 31, 2001 were approximately $13,000. These fees were principally for preparation of various tax returns and review of the Company's Quarterly Reports on Form 10-Q. There were no audit or non-audit services rendered by Grant Thornton to the Company prior to May 29, 2002.

A representative of Grant Thornton is expected to be present at the Annual Meeting and will have the opportunity to make statements if he desires to do so and will be available to respond to appropriate questions.

The affirmative vote of a majority of the shares of Common Stock present in person at the Annual Meeting or represented by proxy is required for ratification of the appointment of Grant Thornton as the independent accountants for 2002.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP

ANNUAL REPORT

A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (without exhibits) as filed with the Securities and Exchange Commission is being mailed to stockholders with this Proxy Statement.

FUTURE PROPOSALS

If any stockholder of the Company wishes to submit a proposal for inclusion in the proxy statement and proxy for the Company's 2003 Annual Meeting of Stockholders, such proposal must be received at the Company's principal executive office by a reasonable time prior to December 31, 2002. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

OTHER MATTERS

     Management knows of no other matters to come before the Annual Meeting other than those referred to in the Notice of Meeting. However, should any other matters properly come before the Annual Meeting, the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the person voting the shares represented by the proxy.

ANNUAL REPORT ON FORM 10-K

      The Company will provide without charge to each person whose proxy is solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2001 filed with the SEC, including the financial statements and the schedules thereto. The Company does not undertake to furnish without charge copies of all exhibits to its Form 10-K, but will furnish any exhibit upon the payment of a charge equal to the Company's costs of copying and mailing any such exhibits. Such written requests should be directed to Ms. Dawn M. Schlegel, Chief Financial Officer, 555 Westbury Avenue, Carle Place, New York 11514. Each such request must set forth a good faith representation that, as of June 17, 2002, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

DAWN M. SCHLEGEL
SECRETARY

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

DHB INDUSTRIES, INC.

Audit Committee Charter

As Modified
12/14/01

The Audit Committee OF THE Board of Directors shall be comprised of three (3) directors selected by the Board of Directors of the Company. Each member of the Committee shall be an independent director, as defined by the applicable rules of the Securities &Exchange Commission and the American Stock Exchange, without regard to listing of the Company's Common Stock thereon, each of such Directors shall have sufficient financial experience and ability to enable such persons to discharge the responsibilities of the Audit Committee, and shall have accounting or related financial management expertise.

The following shall constitute the charter of the Audit Committee:

1.	To review and discuss the audited financial statements of the Company with the Company's independent accountants;

2.	To review and discuss the audited financial statements of the Company with management;

3.	To discuss with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented;

4.	To receive the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and to discuss with the independent accountant the independent accountant's independence;

5.	To recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report;

6.	To review with the independent auditors the Company's independent system of audit and financial controls and results of internal audits and to review such matters with appropriate members of management;

7.	To review and discuss the Company's financial report, accounting standards and principles of the Company, and any significant changes in such standards or principles or in their application;

8.	To review any matters pertaining to the integrity of management, including conflicts of interest, adherence to standards of business conduct, and report to the full Board thereon;

9.	To make recommendations to the full Board with respect to management intentions concerning the retention of, or change in, the Company's independent auditor or in the personnel of the independent auditing firm assigned to audit the Company's financial statements; and

10.	To assure compliance by the Company with the requirements of Sections 120 and 121 of the American Stock Exchange Guide to Listed Companies, as the same currently exist and may be amended from time to time hereafter.

DHB INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Dawn M. Schlegel, with the power of substitution, as Proxy of the undersigned to attend and act for and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the corporate headquarters of the Company located at 555 Westbury Avenue, Carle Place, New York 11514 at 10:00 a.m. local time on July 19, 2002 and at any adjournment thereof. This Proxy hereby revokes any prior Proxy or Proxies. This Proxy when properly executed will be voted as directed herein by the undersigned. IF NO DIRECTION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN THE PROXY STATEMENT AND "FOR" PROPOSAL 2.

[X] Please mark your votes as in this example.

1.	To elect as directors, all the persons names below. [ ] For [ ] Withheld

David H. Brooks Gary Nadelman Jerome Krantz Morton A. Cohen Dawn M. Schlegel

To Withhold Your Vote For One Or More Nominees, Write That Nominee's Name In the Space Provided Below:

2.	To ratify the appointment of Grant Thornton, LLP as auditors of the Company for 2002. For: ________ Against: ___________ Abstain: __________

3.	In its discretion, the proxy is authorized to vote upon such business as may properly come before the Annual Meeting.

(Signature should conform exactly to name shown on the proxy. When joint tenants hold shares, both should sign. Executors, administrators, guardians, trustees, attorney and officers signing for corporations should give full title).

Date:    _______________________________________________

Signature:    _____________________        Signature if held jointly:     ____________________

Please date, sign and return this Proxy promptly using the enclosed envelope.

_______________________